================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           ZAXIS INTERNATIONAL INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            ZAXIS INTERNATIONAL INC.


                              1890 Georgetown Road
                               Hudson, Ohio 44236


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1999


To Our Stockholders:

         The Annual Meeting (the "Annual Meeting") of Stockholders of Zaxis International Inc. (the "Company") will be held at the Holiday Inn/Independence at 6001 Rockside Road, Independence, Ohio 44131, on June 10, 1999, at 10:00 a.m.
(EDT) for the following purposes:

         I.       To elect five Directors of the Company for the ensuing year.

         II. To amend the Certificate of Incorporation to increase the number of shares of common stock to 18,000,000 from 12,000,000; and to authorize 5,000,000 shares of preferred stock.

         III. To approve an increase in the number of shares reserved for the Directors' Stock Option Plan.

         IV. To ratify the appointment of Ernst & Young LLP as the independent public accountant for the Company for the year 1999.

         V. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record as of the close of Business on April 26, 1999, are entitled to notice of, and to vote at, the Annual Meeting.


                                             By Order of the Board of Directors





                                             JAMES J. BRANAGAN
                                             Secretary

May __________, 1999



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
          IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
           PLEASE SIGN AND DATE THE ENCLOSED PROXY LETTER AND PROMPTLY
       RETURN IT IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES
--------------------------------------------------------------------------------

                            ZAXIS INTERNATIONAL INC.

                              1890 Georgetown Road
                               Hudson, Ohio 44236

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1999


                                  INTRODUCTION


         This Proxy Statement is being furnished to stockholders of Zaxis International Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., EDT, on June 10, 1999 (the "Annual Meeting"), at the Holiday Inn/Independence at 6001 Rockside Road, Independence, Ohio 44131.

         Stockholders of record as of the close of business on April 26, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On March 31, 1999, there were 5,858,106 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters brought to a vote at the Annual Meeting. The Company has no other class of voting securities outstanding.

         Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present in person or represented by proxy. When proxies in the accompanying form are returned properly executed, the shares represented thereby will be voted as specified on such proxies. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein; FOR the amendment of the Company's Certificate of Incorporation; FOR the increase in the number of shares under the Directors' Option Plan; and FOR ratification of the appointment of independent accountants. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise by delivering a notice in writing to the Secretary of the Company, by delivering a validly executed, later dated proxy, or by voting in person at the Annual Meeting.

         At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. The Company's By-laws provide that the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum at a meeting of stockholders. Properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal to which such abstention applies.

         The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is May _____, 1999.

                            I. ELECTION OF DIRECTORS

         At the Annual Meeting, five Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, Directors are elected by a plurality of the votes cast in the election. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the five nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                    AND THE EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

     Name, Age and Positions
          With the Company                     Occupation and Other Information
------------------------------------           --------------------------------
NOMINEES

Conaly Bedell, 62                   Mr. Bedell was elected Chairman in February 1997, was appointed
Chairman of the Board               President and Chief Executive Officer in May 1997, and is
President and Chief                 President of Bedell Incorporated, a business consulting firm, and
Executive Officer                   was President and a Director of The InFerGene Company during 1990 and again from 1991 to 1995.

Leonard A. Duval, 77                Mr. Duval served as Chairman of Zaxis International Inc. (the
Director                            "Company") and Zaxis Inc. ("Zaxis") from 1995 to 1997 and has been a Director of Zaxis since 1990.  During the past five years, Mr. Duval has also been
                                    Chairman of the Board of a privately held company engaged in resource recovery from steel by-products.

Craig Jones, 44                     Mr. Jones was elected to the Board in February 1997.  He is a
Director                            Director of MML Management Ltd., an Australian based
                                    manager of mutual funds.

Alan Scott, 51                      Mr. Scott was elected to the Board in February 1997. He has been
Director                            Managing Director of Progen Industries,  Ltd., of Darra, Queensland,
                                    Australia, a producer of medical research products, since 1994, and a member of the Progen Board of Directors since 1989.  From 1994 to 1999, Mr. Scott served as Chairman of the Board of Progen.  Prior to that, he had served as
                                    Financial Director of Progen.  Mr. Scott is also Managing Director of MML
                                    Management Ltd.

Calvin D. Wible, 71                 Mr. Wible has been a Director of the Company since August 1995
Director                            and has been a Director of Zaxis since 1993.  Mr. Wible was formerly owner of automobile dealerships in Medina, Ohio.

     Name, Age and Positions
          With the Company                     Occupation and Other Information
------------------------------------           --------------------------------

EXECUTIVE OFFICERS

Melvin Weisblatt, 57                Mr. Weisblatt has been Vice President of Sales and Marketing since
Vice President of Sales             July 1996.  Prior to that, he was an Executive Vice President of
And Marketing                       Amersham Inc.

Heinz Rode, 66                      Mr. Rode has been Vice President of Manufacturing Engineering since
Manufacturing Director              June 1997.  He managed production from July 1996 until September 1997.
                                    Prior to that, Mr. Rode held  executive positions in the steel industry in operations and engineering.


         The Board of Directors held 13 meetings during the fiscal year ended December 31, 1998. The Board of Directors has an Audit Committee, comprised of Messrs. Wible and Scott. The Audit Committee's primary function is to review the reports of the Independent Public Accountant and to review managements' response to the recommendations of Independent Public Accountant. During fiscal 1998, Directors received options for shares of Common Stock in accordance with the 1996 Non-Employee Directors' Stock Option Plan as compensation for their services.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FORGOING NOMINEES.

                             COMMON STOCK OWNERSHIP

      The following table sets forth, as of March 31, 1999, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, the chief executive officer and by all the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

Name and Address                          Amount and Nature of (1)                    Percentage
of Beneficial Owner                        Beneficial Ownership                        Ownership
-------------------                        --------------------                        ---------

Alan Scott                                      1,926,809(2)                             32.9%
MML Management Ltd.
2806 Ipswich Road
Darra 4076 Australia

Craig Jones                                       932,237(3)                             15.9%
MML Management Ltd.
19 Willis Street
Armadale 3143
Melbourne, Australia

Leonard A. Duval                                  512,230(4)                              8.7%
207 Harmon Road
Aurora, Ohio 44202

Calvin D. Wible                                   329,589(5)                              5.6%
441 Crestwood Lane
Naples, Florida 33962

All Directors and Executive                     2,929,362(6)                               50%
Officers as a Group
(Seven Persons)

Patricia Gesinski                                 501,926                                 8.6%
2692 Woodward Road
Cuyahoga Falls, Ohio 44221

Progen Industries Ltd.                            994,522(7)                               17%
2806 Ipswich Road
Darra Qld 4076, Australia

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock have sole voting and investment power with respect to those shares.

(2) Includes 351,904 shares owned by Progen Industries, Ltd., and 642,618 warrants attached to convertible notes owned by Progen Industries, of which Mr. Scott is Managing Director, 45,793 shares owned by MML Management Ltd., of which Mr. Scott is Managing Director, and 886,494 shares issuable upon the conversion of notes and the exercise of warrants owned by MML Management Ltd.

(3) Includes 45,793 shares owned by MML Management Ltd., of which Mr. Jones is a Director, and 886,494 shares issuable upon the conversion of notes and the exercise of warrants owned by MML Management Ltd. These same shares and warrants are also included in the calculation for Mr. Scott, Managing Director of MML.

(4) Includes 56,000 shares issuable upon exercise of stock options granted under the 1996 Non-Employee Directors' Stock Option Plan and 97,010 shares issuable upon the conversion of notes and the exercise of warrants.

(5) Includes 58,000 shares issuable upon exercise of stock options granted under the 1996 Non-Employee Directors' Stock Option Plan and 88,733 shares issuable upon the conversion of notes and the exercise of warrants, 1,098 shares owned by Donna S. Wible, Mr. Wible's wife, and 107,696 shares owned by Weymouth Financial, Inc., a corporation of which Mr. Wible is the principal stockholder.

(6) Includes 210,742 shares issuable upon exercise of stock options granted under the 1996 Non-Employee Directors' Stock Option Plan and 1,072,237 shares issuable upon the conversion of notes and the exercise of warrants.

(7) Includes 642,618 shares issuable upon conversion of notes and exercise of warrants.


     No director or officer failed to timely file any Form 3, 4 or 5 required to be filed by him during 1998.

                             EXECUTIVE COMPENSATION

         During 1998, compensation was earned by Bedell Incorporated for the services of Conaly Bedell, the Company's Chairman and President. $54,234 was paid to Bedell Incorporated during 1998 and $70,776 was deferred during 1998. The following table sets forth compensation earned by Mr. Bedell individually. No other executive officer received compensation during 1998 in excess of $100,000.

Name and Position                 Year                         Compensation
-----------------                 ----                         ------------

Conaly Bedell, President          1998                            $19,716

There were no bonuses, other compensation or long-term compensation awards or payouts in 1998.


               II. AMEND CERTIFICATE OF INCORPORATION TO INCREASE
                  NUMBER OF AUTHORIZED SHARES AND TO AUTHORIZE
                        THE ISSUANCE OF PREFERRED SHARES

         The fully diluted stock allocation of the Company (issued and reserved) is approximately 9,000,000. The present authorized number of shares is 12,000,000. The Company hopes to negotiate additional investments during 1999, and sizeable investments could require an issue of stock that would necessitate a larger authorization, thus the proposal to increase the authorized to 18,000,000 shares of common stock. Also it is possible that additional financing could be more readily arranged through the issuance of Preferred Stock, thus the proposal to provide for establishment of preferred class(es) of stock, to a maximum of 5,000,000 shares.

         RESOLVED: That the Certificate of Incorporation of the Company be amended as follows:

         The Corporation shall be authorized to issue twenty-three million (23,000,000) shares of capital stock, of which 18,000,000 shall be shares of Common Stock, $.01 par value ("Common Stock"), and five million (5,000,000) shall be shares of Preferred Stock, $1.00 par value, which may be issued in one or more series ("Preferred Stock"). The Board of Directors of the Corporation is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock and any series thereof pursuant to
         Section 151 of the Delaware General Corporation Law. The Common Stock shall be subject to the express terms of the Preferred Stock and any series therof. Each share of Common Stock shall be equal to every other share of Common Stock and the holders thereof shall be entitled to one vote for each share of such stock on all questions presented to the shareholders. The owners of Common Stock shall not have cumulative voting rights."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 23,000,000.


    III. INCREASE NUMBER OF SHARES RESERVED FOR NON-EMPLOYEE DIRECTORS' STOCK
                                  OPTION PLAN

         The Company has a stock option plan that serves in lieu of cash compensation to the directors of the Company for service in that capacity. The original allocation of 100,000 shares has been issued under the mandatory issue terms of the plan. The increase in allocation is necessary in order for the Company to continue to be in compliance with the plan as approved by shareholders in 1996.

         RESOLVED: That the 1996 Non-Employees Directors' Stock Option Plan of the Company be amended as follows:

         That Section 3 of the 1996 Non-Employee Directors' Stock Option Plan ("Plan") is hereby amended to increase the number of shares reserved for issuance therunder from one hundred thousand (100,000) shares of Common Stock to two hundred fifty thousand (250,000) shares of Common Stock and the Company hereby reserves an additional one hundred fifty thousand (150,000) shares of Common Stock for issuance under the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE TO 250,000.



                        IV. INDEPENDENT PUBLIC ACCOUNTANT

     The public accounting firm of Ernst & Young LLP was the Company's independent public accountant for fiscal 1998 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANT FOR THE COMPANY.


                                V. OTHER MATTERS

      The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, is available without charge. To obtain a copy, contact the Investor Relations Office. All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or in person. The

Company will request brokers and other nominees who hold Common Stock in their names to forward proxy materials to the beneficial owners and will pay the expenses associated therewith.

      In order for a stockholder proposal to be included in next year's proxy statement for presentation at next year's meeting, it must be received by the Secretary of the Company, at its principal executive offices, not later than January 7, 2000.

                                                    By Order of the Board of
                                                    Directors




                                                    JAMES J. BRANAGAN
                                                    Secretary
Cleveland, Ohio
May ___, 1999






         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                            ZAXIS INTERNATIONAL INC.
                              1890 Georgetown road
                               Hudson, Ohio 44236

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Conaly Bedell and James J. Branagan, or either of them, proxies of the undersigned with full power of substitution, to vote for the undersigned at the Annual Meeting of Stockholders to be held on June 10, 1999, at 10:00 a.m. (EDT), at Zaxis International Inc., 1890 Georgetown Road, Hudson, Ohio 44236, or at any adjournment(s) or postponement(s) thereof, as follows:

Election of Directors, Nominee:

CONALY BEDELL, LEONARD A. DUVAL, ALAN SCOTT, CRAIG JONES and CALVIN D. WIBLE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE NOMINEES LISTED ABOVE AND FOR PROPOSALS II., III., AND IV.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card.

I.   Election of Directors       [ ]    FOR      [ ]    WITHHELD AUTHORITY
     For, except vote withheld from the following nominee(s):___________________

II. Amend Certificate of Incorporation to increase number of authorized shares and to authorize the issuance of preferred shares.
                 [ ]   FOR       [ ]   AGAINST        [ ]  ABSTAIN

III. Increase number of shares reserved for Non-Employee Directors' Stock Option Plan.
                 [ ]   FOR       [ ]   AGAINST        [ ]  ABSTAIN

IV. Ratification of the appointment of Ernst & Young, LLP as the independent accountants for Zaxis International, Inc.
                 [ ]   FOR       [ ]   AGAINST        [ ]  ABSTAIN
V. In their discretion on all other matters that may properly come before the meeting.

                               (SEE REVERSE SIDE)

Zaxis International Inc.
c/o Corporate Trust Services
Mail Drop 1090F5-4219
38 Fountain Square Plaza
Cincinnati, OH 45263








                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIVE NOMINEES LISTED HEREON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV.
PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
No postage need be affixed to the enclosed envelope if mailed in the United States. Your prompt attention will be of assistance.


                                           Date:
                                                ---------------------------


                                           -------------------------------------
                                                        Signature


                                           -------------------------------------
                                                        Signature

                                           Signature (Please sign exactly as
                                           name appears hereon. Joint owners
                                           should each sign. When signing as
                                           attorney, administrator, executor,
                                           trustee, guardian, etc., please add
                                           your title as such.)